Non-current Assets Held for Sale and Discontinued Operations - Cash Flow Information of Discontinued Operations (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2015 TWD ($)
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Net cash generated from (used in) operating activities	$ (109,079)	$ (3,680)	$ (1,109,029)	$ 1,072,628
Net cash used in investing activities	(272,925)	(9,208)	(1,331,564)	(205,292)
Net cash generated from (used in) financing activities	461,312	15,564	1,463,664	(91,234)
Effect of foreign exchange rate changes	(19,874)	(671)	(61,336)	(18,636)
Net increase (decrease) in cash and cash equivalents	$ 59,434	$ 2,005	$ (1,038,265)	$ 757,466